SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934

                      Date of Report: July 17, 1995
                (Date of Reported Event: July 18, 1995)

                      J.A. INDUSTRIES, INC.
           (Exact name of registrant as specified in charter)

Delaware                                       13-3421337
State or Other                                 I.R.S. Employer
Jurisdiction of                                Identification
Incorporation                                  Number

0-23528
Commission File
Number


      34A-2755 Lougheed Highway, Port Coquitlam, B.C. V3B 5Y9 Canada
                (Address of principal executive offices)

              Registrant's telephone number: (800) 662-7830

                                 n/a
           Former name or Address, if changed since last report

Item.  4.   Changes in Registrant's certifying accountants

            The firm of MacKay & Partners was dismissed as the Registrant's independent certified public accountants as of July 17, 1995. Also on that date, the Board of Directors of the Registrant engaged the firm of Semple & Cooper to act as the Registrant's independent certified public accounts.

            During the Registrant's two most recent fiscal years and subsequent interim period there were no disagreements with the former accountants on any matter in accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


                            SIGNATURES

           In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   J.A. INDUSTRIES, INC.

By (Signature and Title)  /s/ Robert Knight, President

Date July 1, 1996



         In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)  /s/ Robert Knight, Chairman of the Board

Date July 1, 1996